Restructuring - Costs by Cost Reduction Initiatives (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Summary of restructuring costs associated with the cost reduction initiative
Severance and benefit costs	$ (65)	$ (91)	$ 3,102
Lease termination costs	(53)	0	136
Other restructuring costs	0	0	339
Total	$ (118)	$ (91)	$ 3,577